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                                                                    EXHIBIT 10.1



                             SECOND AMENDMENT TO THE
                              CHIEF AUTO PARTS INC.
                           1994 EXECUTIVE OPTION PLAN

         This Second Amendment is hereby adopted, made, and entered into by Chief Auto Parts Inc. (the "Company") in accordance with the terms and provisions of the Chief Auto Parts Inc. 1994 Executive Option Plan (the "Plan"). Capitalized terms used herein and not otherwise defined herein have the same meaning as used in the Plan.

         1. The definition of "Current Option Price" in Section 1 of Exhibit A Option Terms and Conditions of the Plan and the definition of "Option Exercise Price" of each outstanding Option Certificate are hereby amended to delete $1,419.71 from such definitions and insert $49.553785 in lieu thereof.

         2. Except as expressly amended hereby, the Plan remains in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by a duly authorized officer effective the 15th day of December, 1997.

                                        CHIEF AUTO PARTS INC.



                                         By:
                                              ---------------------------------
                                         Its: President